UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            SANOOK ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                     20-5632527
  (State of incorporation                           (IRS Employer
      or organization)                            Identification No.)

                                   28/14 Moo 3
                                Bophut, Koh Samui
                           Suratthani, Thailand 84320
              (Address and zip code of principal executive offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
To be so registered                              each class is to be registered
-------------------                             ------------------------------
  Not Applicable                                        Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box [X]

Securities Act registration statement file number to which this form relates:
333-149114

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's Common Stock included under the caption "Description of Securities" set forth in the Prospectus, Registration No. 333-149114, filed with the Securities and Exchange Commission on February 7, 2008 (the "Registration Statement), is incorporated herein by reference.


ITEM 2. EXHIBITS

List below all exhibits filed as a part of the registration statement:

3.1 Articles of Incorporation of Registrant (incorporated by reference herein from Exhibit 3.1 to Form S-1, Registration No. 333-149114)

3.2 By-Laws of Registrant (incorporated by reference herein from Exhibit 3.2 to Form S-1, Registration No. 333-149114)

4        Specimen Stock Certificate

99 Subscription Agreement (incorporated by reference herein from Exhibit 99 to Form S-1, Registration No. 333-149114)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


May 24, 2010                         Sanook Enterprises, Inc., Registrant


                                     By: /s/ Robin Mulholland
                                         -----------------------------------
                                         Robin Mulholland,
                                         President, Secretary, Treasurer,
                                         Chief Executive Officer,
                                         Chief Financial Officer, and
                                         Principal Accounting Officer

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